Rubio's Restaurants, Inc.

Rubio's
FRESH MEXICAN GRILL®

February 2007

rubios.com

- **Rubio’s Profile and Performance**
- Shift in Strategy
- Investment Horizon

Rubio's is Represented in 5 States



Currently 166 Locations
Las Vegas (5)
Sacramento (8)
San Francisco (9)
Fresno (1)
Bakersfield (1)
Los Angeles (38)
Orange County (31)
San Diego (45)
Salt Lake City (2)
Denver (3)
Phoenix (18)
Tucson (5)

Rubio's FRESH MEXICAN GRILL

Number of Restaurants


Company
Licensed
Franchise
139
145
151
154
157
166
2
7
5
5
5
1
3
3
3
3
3
3
134
135
143
146
149
162
2001
2002
2003
2004
2005
2006

Average Unit Volume (in 000's)


$980
$960
$940
$920
$900
$880
$860
$840
$820
$875
$886
$908
$942
$957
$980
2001
2002
2003
2004
2005
2006

Annual Revenues ($MM)


$160
$140
$120
$100
$80
$60
$40
$20
$0
$113
$120
$125
$137
$141
$152 *
+6.2%
+4.2%
+9.6%
+2.9%
+8.1%
2001
2002
2003
2004
2005
2006

* 53 Weeks

New Store Openings



AWS % Over Market Average
7%
11%
24%
26%
29%
36%
38%
48%
Store Opening Date
12/06
9/06
8/06
12/05
11/06
12/06
12/06
1/06

New Store Openings



AWS % Under Market Average
Store Opening Date
11/06
12/05
9/06
-9%
-11%
-36%

Earnings Per Share


$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
$0.28
$0.32
$0.13
($0.02)
($0.27)
($0.79)
2001
2002
2003
2004
2005
Q3 YTD 2006

Rubio's FRESH MEXICAN GRILL

Comparable Store Sales - Annual



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
(0.3%)
1.4%
1.8%
4.3%
1.2%
2.0%
2001
2002
2003
2004
2005
2006

Comp Sales


4.9%
4.1%
Q4 2006
YTD (thru Week 7) 2007

- Rubio’s Profile and Performance
- **Shift in Strategy**
- Investment Horizon

Rubio's Positioning - '05 & '06



Fast Casual
Affordable Fast Casual
QSR
Quality and Freshness of Fast Casual
Affordability of QSR Drives "Trade Up"

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

- People - adults and children - who crave unsurpassed flavorful foods, have limited time for a meal or snack (10 to 30 minutes) and expect to spend $6-$10 for a meal

Rubio's FRESH MEXICAN GRILL

Key Drivers – Dine-In


RELATIVE POSITIVE EFFECT WHEN STORE SUCCEEDS AT ATTRIBUTE
TASTE & FLAVOR
PORTION SIZE
APPROP TEMP
FRESH INGRED
TIMELY DELIVERY
STOCKED
MENU KNOWLEDGE
GREETING
AMBIANCE
D.R. CLEAN
EXTERIOR APPEARANCE
ACCURATELY FILLED
RELATIVE NEGATIVE EFFECT WHEN STORE FAILS AT ATTRIBUTE
Effect on Satisfaction
Effect on Dissatisfaction

Rubio's FRESH MEXICAN GRILL

LSR Growing Faster Than Casual Dining



Same-Store Sales Growth vs. 2005
6.0%
3.0%
0.0%
-3.0%
4.8%
1.7%
3.3%
4.6%
4.2%
3.8%
6.2%
LSR
2.3%
CDR
1.2%
-0.4%
-1.3%
-1.2%
-1.8%
-2.0%
Jun 06
Jul 06
Aug 06
Sep 06
Oct 06
Nov 06
Dec 06

Source: Technomic, Inc. Same-Store Sales Report

Systemwide Sales of Leading Fast Casual Chains


Indexed sales growth of market segments, 2001-05
Indexed Market Size
180
170
160
150
140
130
120
110
100
2001
2002
2003
2004
2005
QSR
Fast Casual
Total Restaurant Industry
Full Service

Source: Technomic/Mintel

Key Insights – Mintel Market Research

1. "More than two thirds of consumers interviewed express a desire for a wide array of menu options at restaurants in general, and nearly half look for something they've never tried before."
2. "A majority of survey respondents agree with the positioning of fast casual as a healthier version of fast food, and a third even agree that fast casual offerings are similar in quality to food found in family casual sit-down restaurants."
3. "The findings suggest that families with children are under-served by fast casual chains, with women substantially more likely to have children present in the home."
4. "Nearly half the respondents who have dined out in the last week claimed that they were willing to spend more to eat healthier."

Source: Mintel International Group Ltd. Dining Out Review: Fast Casual Restaurants, July 2006

Brand Positioning

To those - adults and children - who crave flavorful food

and expect to spend, $6-$10

Rubio's offers truly

fresh, flavorful Mexican food

with creative proprietary

"WOW" flavors

served in 4-7 minutes

by friendly and knowledgeable people in a fun, casual beach environment.

Rubio's FRESH MEXICAN GRILL

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Marketing:
- All "WOW" products (65% reco)
- 6 "WOW" promotions in '07
- 6 "WOW" promotions tested for '08
- Simplified menu
- No Trans-Fats

Rubio's FRESH MEXICAN GRILL

World Famous Fish Taco



Enchilada Plates



Rubio's FRESH MEXICAN GRILL

Blackened Mahi Mahi Taco



Rubio's FRESH MEXICAN GRILL

Grilled Salmon Tacos w/Side Salad



Rubio's FRESH MEXICAN GRILL

Grilled Salmon Salad



Rubio's FRESH MEXICAN GRILL

Original Crispy Shrimp Taco



Rubio's FRESH MEXICAN GRILL

Mango Crispy Shrimp Taco



Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Marketing:
- All "WOW" products (65% reco)
- 6 "WOW" promotions in '07
- 6 "WOW" promotions tested for '08
- Simplified menu
- No Trans-Fats

Marketing:
- Enhanced ambiance and décor of restaurants
- New store openings
- Shift 33% of advertising spending to local market
- New packaging, branding and promotions for off premise consumption
- E-loyalty program launched

Rubio's FRESH MEXICAN GRILL

Old Restaurant Design



Rubio's FRESH MEXICAN GRILL

Test Stores



Test Stores


Rubio's

Rubio's FRESH MEXICAN GRILL

New Store Opening Tactics









Rubio's FRESH MEXICAN GRILL

Off Premises Sales

Rubio's to go
our food. your place.



Take-Out Packaging Elements



• Box for individual orders,
Or Boxed lunches for Catering orders

Rubio's
FRESH MEXICAN GRILL
BAJA TO GO
1-800-4-RUBIOS





• Large Box for Catering Orders

Rubio's
FRESH MEXICAN GRILL

Footprint for Offsite Consumption



Current



Proposed

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Management Systems
People Services
Finance/Accounting
Target Segment

Marketing:
- All "WOW" products (65% reco)
- 6 "WOW" promotions in '07
- 6 "WOW" promotions tested for '08
- Simplified menu
- No Trans-Fats

Marketing:
- Enhanced ambiance and décor of restaurants
- New store openings
- Shift 33% of advertising spending to local market
- New packaging, branding and promotions for off premise consumption
- E-loyalty program launched

Purchasing:
- Total Quality Control
- Logistics cost optimized

Rubio's FRESH MEXICAN GRILL

Strategic Milestones '07



Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Marketing:
- All "WOW" products (65% reco)
- 6 "WOW" promotions in '07
- 6 "WOW" promotions tested for '08
- Simplified menu
- No Trans-Fats

Marketing:
- Enhanced ambiance and décor of restaurants
- New store openings
- Shift 33% of advertising spending to local market
- New packaging, branding and promotions for off premise consumption
- E-loyalty program launched

Purchasing:
- Total Quality Control
- Logistics cost optimized

Operations:
- Neighborhood marketing coordinators
- 95% Restaurants "A" operations with green GLI
- GM's 4 walls plus LSM

Rubio's Fresh Mexican Grill

Rubio's FRESH MEXICAN GRILL

Illustrative

Guest Feedback Survey
Percent Very Satisfied
Overall Report
Company Level Report
Period 1 – FY07
Completed Surveys

		Company This Period	Company Last Period	Company Rolling Qtr	Top 10%
Guest Loyalty Index					
%	Overall Experience	%	%	%	%
	Likely to Return	%	%	%	%
	Likely to Recommend	%	%	%	%
	Guest Loyalty Index	%	%	%	%
Big 3 Areas to Work on	1.		2.	3.	
Must Haves					
	Order Accurately Filled	%	%	%	%
	Length of Time Waiting	%	%	%	%
	Food Served at Appropriate Temperature	%	%	%	%
	Cleanliness of Dining Room	%	%	%	%
Satisfiers					
	Taste and Flavor of Food	%	%	%	%
	Fresh, High Quality Ingredients	%	%	%	%
	Drink/Salsa Areas Clean and Stocked	%	%	%	%
	Portion Size	%	%	%	%
	Exerior is Clean and Free of Trash	%	%	%	%
	Packaging Made Food Easy to Carry	%	%	%	%
Delighters					
	Greeting By Team Member	%	%	%	%
	Menu Knowledge of the GSA	%	%	%	%
	Ambiance and Décor	%	%	%	%
	Ease of Parking	%	%	%	%
Yes/No Questions (% Yes)					
	Problem Encountered	%	%	%	%
	Problem Solved to Satisfaction	%	%	%	%
	Cleanliness of Restroom	%	%	%	%
Guest Impressions Not Controlled by Stores					
	Value for Money of Food	%	%	%	%
	Rubio's Products Compared to Others	%	%	%	%

Green - Areas of Good News!   Yellow - OK, but could be better   Red - Areas for Improvement

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Marketing:
- All "WOW" products (65% reco)
- 6 "WOW" promotions in '07
- 6 "WOW" promotions tested for '08
- Simplified menu
- No Trans-Fats

Marketing:
- Enhanced ambiance and décor of restaurants
- New store openings
- Shift 33% of advertising spending to local market
- New packaging, branding and promotions for off premise consumption
- E-loyalty program launched

Purchasing:
- Total Quality Control
- Logistics cost optimized

Operations:
- Neighborhood marketing coordinators
- 95% Restaurants, "A" operations with green GLI
- GM's 4 walls plus LSM

Development:
- Open 16 to 20 new restaurants on "A" sites
- Find 20+ new sites for '08

Restaurant Comparison

Orange, CA

Households = 63,386
Dominant Segment Count: 39,670
Daytime Population: 161,609



Fullerton, CA

Households = 74,638
Dominant Segment Count: 15,938
Daytime Population: 113,691



Total Households
Dominant Segments
★ Competition
★ Other Locations

Orange, CA — Competition: 22 — Traffic Counts: 29,700

Fullerton, CA — Competition: 20 — Traffic Counts: 19,600

Rubio's FRESH MEXICAN GRILL

Strategic Milestones '07


Marketing: Product Line/Menu Devel.
Marketing: Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment
Management Systems
People Services
Finance/Accounting

Management Systems:

- Paperless Ops
- E-learning/web conferencing
- E-loyalty
- Accounting and finance

People Services:

- "Ownership" bonus plans for DM's and GM's
- Voluntary turnover below 7%

Finance/Accounting:

- Top level cash flow Economic Value Model

Rubio's FRESH MEXICAN GRILL

GM Compensation

Reward for improvement in Cash Flow

- Period Bonus –
  - Restaurant General Managers and Restaurant Assistant Managers receive share of incremental cash flow
- Annual Bonus –
  - Restaurant General Managers receive share of total cash flow over certain levels
- Legacy Incentive – 3 year
  - Restaurant General Manager receives share of incremental cash flow over 3 years after reaching certain levels

Rubio's FRESH MEXICAN GRILL

Rubio's Competitive Edge


Target Segment
People – adults and children – who crave unsurpassed flavorful foods, have limited time for a meal or snack (10 to 30 minutes) and expect to spend $6-$10 for a meal
Rubio's
FRESH MEXICAN GRILL
Competition
- QSR's
- Fast Casual
- Casual Dining

- Rubio’s Profile and Performance
- Shift in Strategy
- **Investment Horizon**

Operating Leverage



$966K
$1.1M
Q3 2006
AUVs
16.4%
20.0%
Q3 2006
Operating Margin

Lease Expirations



8
15
31
39
24
17
8
7
2
11
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Rubio's FRESH MEXICAN GRILL

Rubio's
FRESH MEXICAN GRILL


FRESH RULES